Exhibit 24

POWER OF ATTORNEY

The undersigned officer and director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY

The undersigned officer and director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY

The undersigned officer of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder and David L. Trautman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY

The undersigned officer of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Kelly A. Herreman
Kelly A. Herreman

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Donna M. Alvarado
Donna M. Alvarado

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ James R. DeRoberts
James R. DeRoberts

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Alicia J. Hupp
Alicia J. Hupp

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Jason N. Judd
Jason N. Judd

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Stephen J. Kambeitz
Stephen J. Kambeitz

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Timothy S. McLain
Timothy S. McLain

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Robert E. O'Neill
Robert E. O'Neill

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Mark R. Ramser
Mark R. Ramser

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Julia A. Sloat
Julia A. Sloat

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2018, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in the name and on behalf of the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2019.

/s/ Leon Zazworsky
Leon Zazworsky